UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21806

Asset Allocation Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2017

Wells Fargo Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit returns and bond markets had smaller, but positive, returns as well.

Dear Shareholder:

As the new president of Wells Fargo Funds, now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Asset Allocation Fund for the 12-month period that ended April 30, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit returns and bond markets had smaller, but positive, returns as well. U.S. and international stocks returned 17.92% and 12.59% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.83%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23, 2016 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asset Allocation Fund	3

global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar. Rising inflation across the eurozone and Japan caused an upward shift in yield curves in those areas, although developed-country bond yields remained significantly lower than U.S. Treasury yields.

Globally, stocks delivered positive results and economies showed improvement in the first four months of 2017.

Stocks rallied globally, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong and business and consumer sentiment improved. Meanwhile, inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Municipal bond returns were also positive during the first four months of 2017, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also advanced as political risk declined. In the first round of the French presidential elections, Emmanuel Macron, a pro-EU candidate, garnered the most votes. Non-U.S. bonds also benefited from a decline in perceived risk, with credit spreads continuing to narrow.

4	Wells Fargo Asset Allocation Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Portfolio manager

Ben Inker, CFA®1

Average annual total returns (%) as of April 30, 20172

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EAAFX)	7-29-1996	2.56	3.16	2.92	8.86	4.39	3.53	1.34	1.34
Class B (EABFX)*	10-3-2002	3.10	3.26	2.99	8.10	3.61	2.99	2.09	2.09
Class C (EACFX)	10-3-2002	7.08	3.62	2.76	8.08	3.62	2.76	2.09	2.09
Class R (EAXFX)	10-10-2003	–	–	–	8.64	4.15	3.28	1.59	1.59
Administrator Class (EAIFX)	10-3-2002	–	–	–	9.14	4.61	3.76	1.26	1.17
Institutional Class (EAAIX)	11-30-2012	–	–	–	9.34	4.81	3.86	1.01	0.97
GMO Global Asset Allocation Index[5]	–	–	–	–	9.97	6.73	4.27	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	0.83	2.27	4.30	–	–
MSCI ACWI Index (Net)[7]	–	–	–	–	15.14	8.96	3.71	–	–
*	At the close of business on July 5, 2017, existing Class B shareholders were converted to Class A shareholders. Effective July 6, 2017, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Alternative investments, such as short sales, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset backed securities risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open-end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	7

Growth of $10,000 investment as of April 30, 2017[8]

[1]	The Fund invests all of its investable assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker, a senior member of GMO’s Asset Allocation Team, is primarily responsible for coordinating the portfolio management of Asset Allocation Trust.

[2]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of Asset Allocation Trust and other acquired fund fees and expenses.

[4]	The manager has contractually committed through August 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, 0.64% for Administrator Class, and 0.44% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[5]	The GMO Global Asset Allocation Index is a composite benchmark computed by GMO. Since May 1, 2007, the GMO Global Asset Allocation Index has been comprised of 65% MSCI ACWI ex USA Index (Net) and 35% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to May 1, 2007, it was composed of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA Index (Net), and 35% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

[6]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The chart compares the performance of Class A shares for the most recent ten years with the GMO Global Asset Allocation Index, Bloomberg Barclays U.S. Aggregate Bond Index, and MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The MSCI ACWI ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[11]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[12]	The MSCI Europe Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across the 15 developed markets countries in Europe. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.

[13]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]	Portfolio allocation is based on the investment exposures of the underlying GMO funds. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the GMO Global Asset Allocation Index and the MSCI ACWI Index (Net) benchmarks and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12-month period that ended April 30, 2017.

∎	Asset allocation decisions detracted from relative results due largely to our equity and cash and short-duration exposures. Our underweight to equities during a rising market detracted, though allocation decisions within equities contributed.

∎	Our allocation to alternatives contributed to absolute returns, but our selection within the asset class detracted, as alternatives failed to match strong equity returns, except for sales of puts, which delivered strong performance.

∎	Fixed-income exposures were additive. Our underweight to the asset class was beneficial, as the Bloomberg Barclays U.S. Aggregate Bond Index underperformed the GMO Global Asset Allocation Index. Our selection within fixed income was strong, with emerging markets debt and asset-backed securities performing particularly well.

∎	Cash/cash-plus detracted relative to the GMO benchmark in the risk-on environment.

Equities and alternative strategies delivered strong absolute returns, while fixed-income positions contributed positive absolute and relative returns. Cash/cash-plus exposures contributed on an absolute basis but detracted from relative returns.

Risk assets rallied strongly during the past year. Global equities, represented by the MSCI ACWI Index (Net), rose 15.14%. U.S. stocks recorded an impressive 17.92% return, as measured by the S&P 500 Index9, in U.S. dollar terms, which outpaced non-U.S. markets. The MSCI ACWI ex USA Index (Net)10 rose 12.59%, while emerging markets, as measured by the MSCI EM Index (Net)11, and European value equities, as measured by the MSCI Europe Value Index12, rallied 19.13% and 13.04%, respectively.

Ten largest holdings (%) as of April 30, 2017[13]
GMO International Equity Fund Class IV	21.20
GMO Asset Allocation Bond Fund Class VI	17.87
GMO Emerging Markets Fund Class VI	15.14
GMO U.S. Treasury Fund Class IV	8.55
GMO Quality Equity Fund Class VI	8.39
GMO U.S. Equity Allocation Fund Class VI	8.30
GMO Core Plus Bond Fund Class IV	4.95
GMO Emerging Country Debt Fund Class IV	4.04
GMO Alpha Only Fund Class IV	3.01
GMO Opportunistic Income Fund Class VI	2.99

Equities rose as central banks remained highly accommodative and many investors viewed the election of President Trump in the U.S. as prospectively good for economic growth and company earnings. During the past year, the appreciation in equity values was driven predominantly by expansion of stock price/earnings multiples, which saw investors pay more for a given level of earnings, rather than growth in underlying fundamentals. The rise in interest rates following the U.S. election and a more risk-on investment environment led to muted returns in the fixed-income markets, with the Bloomberg Barclays U.S. Aggregate Bond Index rising 0.83%.

Equity exposure contributed strongly, outperforming the MSCI ACWI Index (Net). Our significant weight in emerging markets equities was the key driver (outperforming the MSCI EM Index (Net) as well). The Fund’s U.S. stock exposure was another key contributor, as it outperformed the broad market.

Alternative strategies delivered solid returns (except the relative value rates and FX (foreign exchange) strategy, which was flat), though they failed to keep up with global equities.

Fixed-income exposures were a standout, rising more than 6% during the 12-month period thanks to spread compression that drove higher emerging markets debt and asset-backed returns. Our Treasury Inflation-Protected Securities (TIPS) exposure, which evolved through the year as rates vacillated, was additive to the fixed-income allocation as well. Our meaningful cash exposure was essentially flat, failing to keep pace in a risk-on environment.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	9

Portfolio allocation as of April 30, 2017[14]

We made a number of portfolio allocation changes as valuations and market conditions changed.

Our overall equity allocation remained essentially unchanged during the period, though we did rotate equity exposure from developed markets ex-U.S. to emerging markets value stocks.

Our alternatives allocation stayed flat overall, though we made position changes within the asset class. We decreased our exposure to relative value rates and foreign exchange strategy and recharacterized our 3.0% holding in GMO Alpha Only Fund as an alternative strategy rather than a cash/cash-plus strategy, which we believe better reflects the nature of the strategy and its role in the portfolio. This is a change in classification of the GMO Alpha Only Fund strategy going forward only and does not reflect on the effect of this allocation on performance in the past. The overall exposure to our fixed-income allocation increased approximately 5%. We increased our TIPS position modestly and built a 5% exposure in our core-plus bond portfolio, as a means to add duration exposure. In the process, we trimmed direct holdings in our asset-backed and emerging markets debt strategies given they are held within our core-plus bond portfolio. The portfolio’s cash/cash-plus position decreased due to the increased weight in TIPS and previously mentioned recharacterization of GMO Alpha Only Fund.

Going forward, we see value in international stocks (primarily emerging markets value and developed ex-U.S. equities) and select alternative strategies.

We believe that equity markets are priced to deliver below-average returns, even negative in certain cases. Within equity markets, we have a strong preference for international equities over U.S. equities and for the emerging markets, in particular. Within international stocks, we believe that value stocks are priced to potentially deliver a higher return than growth stocks, and emerging markets value stocks remain our favored equity asset class. We still have a preference for higher-quality stocks, which can be defined as companies with high and stable profits and low levels of leverage, within the U.S. given their marginally higher expected returns and defensive characteristics relative to other stocks in both recessions and market declines.

Our outlook for U.S. and developed ex-U.S. sovereign debt, as well as TIPS improved as rates rose during the past year but remains negative to muted, at best. Given the dramatic narrowing of credit spreads over the period, our forecasts for emerging markets debt and credit exposures have declined. As the real yields of TIPS varied throughout the year, so too did our TIPS exposure.

Alternative strategies offer a diversifying way to pursue returns with less duration than traditional stocks and bonds. We continued to hold significant positions in what we perceived to be safer assets, like U.S. cash and short-duration, high-credit-quality fixed-income positions. This capital enables us to bear risk elsewhere in the portfolio, should help minimize drawdowns, and affords us the option to redeploy capital when risk assets are more attractively priced.

Please see footnotes on page 7.

10	Wells Fargo Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Asset Allocation Fund (excluding Asset Allocation Trust expenses)	Beginning account value 11-1-2016	Ending account value 4-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,061.02	$4.10	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.02	0.80%
Class B
Actual	$1,000.00	$1,057.69	$7.92	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.76	1.55%
Class C
Actual	$1,000.00	$1,057.51	$7.92	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$7.77	1.55%
Class R
Actual	$1,000.00	$1,060.28	$5.37	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.58	$5.26	1.05%
Administrator Class
Actual	$1,000.00	$1,062.41	$3.27	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class
Actual	$1,000.00	$1,063.31	$2.25	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.21	0.44%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Wells Fargo Asset Allocation Fund	11

Wells Fargo Asset Allocation Fund (including Asset Allocation Trust and underlying fund expenses)	Beginning account value 11-1-2016	Ending account value 4-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,061.02	$7.12	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.89	$6.97	1.39%
Class B
Actual	$1,000.00	$1,057.69	$10.93	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$10.70	2.14%
Class C
Actual	$1,000.00	$1,057.51	$10.93	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$10.70	2.14%
Class R
Actual	$1,000.00	$1,060.28	$8.40	1.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.23	1.64%
Administrator Class
Actual	$1,000.00	$1,062.41	$6.31	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.68	$6.18	1.23%
Institutional Class
Actual	$1,000.00	$1,063.31	$5.29	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.67	$5.18	1.03%
Asset Allocation Trust
Actual	$1,000.00	$1,043.60	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,027.49	$0.00	0.00%
Asset Allocation Trust (including underlying fund expenses)
Actual	$1,000.00	$1,043.60	$3.01	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	$2.98	0.59%

12	Wells Fargo Asset Allocation Fund	Portfolio of investments—April 30, 2017

Security name	Shares	Value
Investment Companies: 100.22%
Asset Allocation Trust (l)	208,884,063	$3,444,735,058

Total Investment Companies (Cost $2,243,669,621)		3,444,735,058

Total Investments (Cost $2,243,669,621) *	100.22%	3,444,735,058
Other Assets and Liabilities, Net	(0.22)	(7,492,700)

Total Net Assets	100.00%	$3,437,242,358

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $2,243,845,214 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,201,065,437
Gross unrealized losses	(175,593)

Net unrealized gains	$1,200,889,844

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2017	Wells Fargo Asset Allocation Fund	13

Assets
Investment in affiliated investment companies, at value (cost $2,243,669,621)	$3,444,735,058
Receivable for investments sold	2,399,951
Receivable for Fund shares sold	1,763,310
Prepaid expenses and other assets	60,698

Total assets	3,448,959,017

Liabilities
Payable for Fund shares redeemed	8,691,973
Management fee payable	914,632
Distribution fees payable	772,087
Administration fees payable	543,579
Shareholder servicing fees payable	568,940
Accrued expenses and other liabilities	225,448

Total liabilities	11,716,659

Total net assets	$3,437,242,358

NET ASSETS CONSIST OF
Paid-in capital	$2,247,172,642
Accumulated net investment loss	(10,820,128)
Accumulated net realized gains on investments	(175,593)
Net unrealized gains on investments	1,201,065,437

Total net assets	$3,437,242,358

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,413,776,432
Shares outstanding – Class A1	103,765,484
Net asset value per share – Class A	$13.62
Maximum offering price per share – Class A2	$14.45
Net assets – Class B	$5,979,507
Shares outstanding – Class B1	434,890
Net asset value per share – Class B	$13.75
Net assets – Class C	$1,232,098,387
Shares outstanding – Class C1	93,547,854
Net asset value per share – Class C	$13.17
Net assets – Class R	$20,244,114
Shares outstanding – Class R1	1,500,482
Net asset value per share – Class R	$13.49
Net assets – Administrator Class	$92,600,286
Shares outstanding – Administrator Class[1]	6,721,166
Net asset value per share – Administrator Class	$13.78
Net assets – Institutional Class	$672,543,632
Shares outstanding – Institutional Class[1]	49,241,372
Net asset value per share – Institutional Class	$13.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asset Allocation Fund	Statement of operations—year ended April 30, 2017

Investment income
Other	$6,021

Expenses
Management fee	12,431,422
Administration fees
Class A	3,099,465
Class B	62,865
Class C	2,911,250
Class R	44,414
Administrator Class	156,605
Institutional Class	928,908
Shareholder servicing fees
Class A	3,689,840
Class B	74,344
Class C	3,465,774
Class R	52,400
Administrator Class	293,886
Distribution fees
Class B	224,518
Class C	10,397,323
Class R	52,874
Custody and accounting fees	122,137
Professional fees	44,502
Registration fees	135,434
Shareholder report expenses	29,033
Trustees’ fees and expenses	17,812
Other fees and expenses	46,276

Total expenses	38,281,082
Less: Fee waivers and/or expense reimbursements	(321,537)

Net expenses	37,959,545

Net investment loss	(37,953,524)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	295,012,749
Net change in unrealized gains (losses) on investments	47,001,210

Net realized and unrealized gains (losses) on investments	342,013,959

Net increase in net assets resulting from operations	$304,060,435

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Asset Allocation Fund	15

	Year ended April 30, 2017		Year ended April 30, 2016

Operations
Net investment loss		$(37,953,524)		$(50,101,262)
Net realized gains on investments		295,012,749		297,669,779
Net change in unrealized gains (losses) on investments		47,001,210		(607,442,399)

Net increase (decrease) in net assets resulting from operations		304,060,435		(359,873,882)

Distributions to shareholders from
Net investment income
Class A		(22,298,266)		(48,884,641)
Class B		0		(1,297,333)
Class C		(10,080,390)		(33,934,246)
Class R		(262,521)		(622,915)
Administrator Class		(1,895,514)		(5,543,203)
Institutional Class		(13,296,989)		(35,533,060)
Net realized gains
Class A		0		(24,077,605)
Class B		0		(1,304,394)
Class C		0		(25,337,242)
Class R		0		(347,361)
Administrator Class		0		(2,702,848)
Institutional Class		0		(15,178,439)

Total distributions to shareholders		(47,833,680)		(194,763,287)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,460,527	84,064,948	13,642,865	177,803,512
Class B	886	11,258	7,547	96,571
Class C	1,608,519	20,136,417	5,976,483	74,484,577
Class R	206,005	2,655,203	332,718	4,221,435
Administrator Class	888,805	11,689,667	2,333,815	31,186,099
Institutional Class	12,427,639	162,531,374	30,788,248	400,666,868

		281,088,867		688,459,062

Reinvestment of distributions
Class A	1,618,675	20,735,238	5,356,273	67,305,001
Class B	0	0	200,776	2,521,756
Class C	638,999	7,936,363	3,812,732	46,318,357
Class R	17,166	218,012	67,769	843,009
Administrator Class	138,414	1,792,458	624,765	7,927,041
Institutional Class	817,682	10,490,863	3,387,203	42,643,960

		41,172,934		167,559,124

Payment for shares redeemed
Class A	(28,537,791)	(371,707,111)	(40,732,235)	(528,037,694)
Class B	(4,008,052)	(52,307,884)	(7,535,877)	(98,253,607)
Class C	(35,902,965)	(451,626,755)	(33,952,388)	(425,743,262)
Class R	(640,122)	(8,213,299)	(658,843)	(8,629,956)
Administrator Class	(6,554,862)	(86,006,274)	(20,783,627)	(271,625,805)
Institutional Class	(25,813,387)	(337,023,250)	(45,306,726)	(578,188,246)

		(1,306,884,573)		(1,910,478,570)

Net decrease in net assets resulting from capital share transactions		(984,622,772)		(1,054,460,384)

Total decrease in net assets		(728,396,017)		(1,609,097,553)

Net assets
Beginning of period		4,165,638,375		5,774,735,928

End of period		$3,437,242,358		$4,165,638,375

Accumulated net investment loss		$(10,820,128)		$(13,753,666)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
CLASS A	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.71	$14.10	$14.43	$13.73	$12.91	$11.70
Net investment loss	(0.09)	(0.11)	(0.11)	(0.07)	(0.11)	(0.12)
Net realized and unrealized gains (losses) on investments	1.20	(0.72)	0.18	1.01	1.26	1.56

Total from investment operations	1.11	(0.83)	0.07	0.94	1.15	1.44
Distributions to shareholders from
Net investment income	(0.20)	(0.37)	(0.40)	(0.24)	(0.33)	(0.23)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.56)	(0.40)	(0.24)	(0.33)	(0.23)
Net asset value, end of period	$13.62	$12.71	$14.10	$14.43	$13.73	$12.91
Total return[2]	8.86%	(5.78)%	0.53%	6.92%	9.12%	12.48%
Ratios to average net assets (annualized)
Gross expenses[3]	0.80%	0.82%	0.85%	0.85%	0.84%	0.84%
Net expenses[3]	0.80%	0.82%	0.85%	0.85%	0.84%	0.84%
Net investment loss[3]	(0.80)%	(0.82)%	(0.85)%	(0.85)%	(0.84)%	(0.84)%
Supplemental data
Portfolio turnover rate[4]	0%	1%	0%	1%	0%	1%
Net assets, end of period (000s omitted)	$1,413,776	$1,578,517	$2,058,444	$2,398,503	$2,332,077	$2,307,609

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[4]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
CLASS B	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.72	$14.02	$14.28	$13.51	$12.66	$11.54
Net investment loss	(0.20)[2]	(0.21)[2]	(0.23)[2]	(0.13)[2]	(0.21)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	1.23	(0.71)	0.20	0.99	1.26	1.51

Total from investment operations	1.03	(0.92)	(0.03)	0.86	1.05	1.32
Distributions to shareholders from
Net investment income	0.00	(0.19)	(0.23)	(0.09)	(0.20)	(0.20)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00	0.00

Total distributions to shareholders	0.00	(0.38)	(0.23)	(0.09)	(0.20)	(0.20)
Net asset value, end of period	$13.75	$12.72	$14.02	$14.28	$13.51	$12.66
Total return[3]	8.10%	(6.55)%	(0.20)%	6.40%	8.40%	11.61%
Ratios to average net assets (annualized)
Gross expenses[4]	1.55%	1.57%	1.59%	1.60%	1.59%	1.59%
Net expenses[4]	1.55%	1.57%	1.59%	1.60%	1.59%	1.59%
Net investment loss[4]	(1.55)%	(1.57)%	(1.59)%	(1.60)%	(1.59)%	(1.59)%
Supplemental data
Portfolio turnover rate[5]	0%	1%	0%	1%	0%	1%
Net assets, end of period (000s omitted)	$5,980	$56,517	$165,031	$319,225	$430,116	$659,186

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
CLASS C	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.28	$13.61	$13.92	$13.20	$12.40	$11.30
Net investment loss	(0.19)[2]	(0.20)[2]	(0.22)[2]	(0.14)	(0.20)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	1.18	(0.69)	0.18	0.99	1.22	1.49

Total from investment operations	0.99	(0.89)	(0.04)	0.85	1.02	1.30
Distributions to shareholders from
Net investment income	(0.10)	(0.25)	(0.27)	(0.13)	(0.22)	(0.20)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.10)	(0.44)	(0.27)	(0.13)	(0.22)	(0.20)
Net asset value, end of period	$13.17	$12.28	$13.61	$13.92	$13.20	$12.40
Total return[3]	8.08%	(6.48)%	(0.23)%	6.44%	8.32%	11.64%
Ratios to average net assets (annualized)
Gross expenses[4]	1.55%	1.57%	1.60%	1.60%	1.59%	1.59%
Net expenses[4]	1.55%	1.57%	1.60%	1.60%	1.59%	1.59%
Net investment loss[4]	(1.55)%	(1.57)%	(1.60)%	(1.60)%	(1.59)%	(1.59)%
Supplemental data
Portfolio turnover rate[5]	0%	1%	0%	1%	0%	1%
Net assets, end of period (000s omitted)	$1,232,098	$1,561,695	$2,060,672	$2,377,997	$2,399,839	$2,604,438

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
CLASS R	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.58	$13.95	$14.28	$13.58	$12.76	$11.59
Net investment loss	(0.13)[2]	(0.14)[2]	(0.15)[2]	(0.10)	(0.14)[2]	(0.13)[2]
Net realized and unrealized gains (losses) on investments	1.21	(0.71)	0.18	1.01	1.26	1.52

Total from investment operations	1.08	(0.85)	0.03	0.91	1.12	1.39
Distributions to shareholders from
Net investment income	(0.17)	(0.33)	(0.36)	(0.21)	(0.30)	(0.22)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.17)	(0.52)	(0.36)	(0.21)	(0.30)	(0.22)
Net asset value, end of period	$13.49	$12.58	$13.95	$14.28	$13.58	$12.76
Total return[3]	8.64%	(6.02)%	0.27%	6.74%	8.92%	12.16%
Ratios to average net assets (annualized)
Gross expenses[4]	1.05%	1.06%	1.09%	1.10%	1.09%	1.09%
Net expenses[4]	1.05%	1.06%	1.09%	1.10%	1.09%	1.09%
Net investment loss[4]	(1.05)%	(1.06)%	(1.09)%	(1.10)%	(1.09)%	(1.09)%
Supplemental data
Portfolio turnover rate[5]	0%	1%	0%	1%	0%	1%
Net assets, end of period (000s omitted)	$20,244	$24,122	$30,355	$33,984	$33,934	$29,899

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.84	$14.23	$14.54	$13.84	$13.01	$11.77
Net investment loss	(0.08)[2]	(0.09)[2]	(0.09)[2]	(0.05)[2]	(0.08)[2]	(0.09)
Net realized and unrealized gains (losses) on investments	1.24	(0.73)	0.19	1.01	1.27	1.57

Total from investment operations	1.16	(0.82)	0.10	0.96	1.19	1.48
Distributions to shareholders from
Net investment income	(0.22)	(0.38)	(0.41)	(0.26)	(0.36)	(0.24)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.57)	(0.41)	(0.26)	(0.36)	(0.24)
Net asset value, end of period	$13.78	$12.84	$14.23	$14.54	$13.84	$13.01
Total return[3]	9.14%	(5.69)%	0.77%	7.01%	9.39%	12.74%
Ratios to average net assets (annualized)
Gross expenses[4]	0.72%	0.71%	0.68%	0.69%	0.67%	0.64%
Net expenses[4]	0.64%	0.64%	0.64%	0.64%	0.64%	0.62%
Net investment loss[4]	(0.64)%	(0.64)%	(0.64)%	(0.64)%	(0.64)%	(0.62)%
Supplemental data
Portfolio turnover rate[5]	0%	1%	0%	1%	0%	1%
Net assets, end of period (000s omitted)	$92,600	$157,303	$427,916	$776,035	$809,554	$1,562,582

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	21

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30, 2013[2]
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]
Net asset value, beginning of period	$12.74	$14.15	$14.49	$13.82	$13.01
Net investment loss	(0.06)[3]	(0.06)[3]	(0.06)[3]	(0.03)	(0.05)[3]
Net realized and unrealized gains (losses) on investments	1.23	(0.72)	0.19	1.01	1.26

Total from investment operations	1.17	(0.78)	0.13	0.98	1.21
Distributions to shareholders from
Net investment income	(0.25)	(0.44)	(0.47)	(0.31)	(0.40)
Net realized gains	0.00	(0.19)	0.00	0.00	0.00

Total distributions to shareholders	(0.25)	(0.63)	(0.47)	(0.31)	(0.40)
Net asset value, end of period	$13.66	$12.74	$14.15	$14.49	$13.82
Total return[4]	9.34%	(5.44)%	0.99%	7.15%	9.58%
Ratios to average net assets (annualized)
Gross expenses[5]	0.47%	0.47%	0.42%	0.42%	0.42%
Net expenses[5]	0.44%	0.44%	0.42%	0.42%	0.42%
Net investment loss[5]	(0.44)%	(0.44)%	(0.42)%	(0.42)%	(0.42)%
Supplemental data
Portfolio turnover rate[6]	0%	1%	0%	1%	0%
Net assets, end of period (000s omitted)	$672,544	$787,484	$1,032,319	$716,789	$679,254

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios do not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust does not have any net expenses.

[6]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Asset Allocation Trust in turn invests its assets in GMO-managed mutual funds (“underlying funds”) and may be exposed to any asset class, including U.S. and foreign equities (including emerging country equities), U.S. and foreign fixed income securities (including emerging country debt securities), and, from time to time, other alternative asset classes. At April 30, 2017, the Fund owned 100% of Asset Allocation Trust. Because the Fund invests substantially all of its assets in Asset Allocation Trust, the shareholders of the Fund bear the fees and expenses of Asset Allocation Trust which are not included in the Statement of Operations but are incurred indirectly because they are considered in the calculation of the net asset value of Asset Allocation Trust. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities. The financial statements of Asset Allocation Trust, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation

Investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

The Fund values its investment in Asset Allocation Trust at net asset value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

Investment transactions and income recognition

Investment transactions in Asset Allocation Trust are recorded on a trade date basis. Realized gains or losses resulting from investment transactions in Asset Allocation Trust are determined on the identified cost basis. Income dividends and capital gain distributions from Asset Allocation Trust are recorded on the ex-dividend date. Capital gain distributions from Asset Allocation Trust are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Net investment income is primarily derived from redemptions in Asset Allocation Trust which are deemed dividends to the Fund. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Asset Allocation Fund	23

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to reversal of net realized gains from investments and deemed dividends received from Asset Allocation Trust. At April 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$206,292,007	$88,720,742	$(295,012,749)

As of April 30, 2017, the Fund had a qualified late-year ordinary loss of $10,718,374 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

As of April 30, 2017, the Fund’s investment in Asset Allocation Trust was measured at fair value using the net asset value per share as a practical expedient. Asset Allocation Trust seeks to provide total return by investing in GMO managed mutual funds and may be exposed to any asset class. GMO intends to expose the assets of Asset Allocation Trust to at least 15% in fixed income investments and at least 25% in equity investments. The Fund’s investment in Asset Allocation Trust valued at $3,444,735,058 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES AND OTHERS EXPENSES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.235% as the average daily net assets of the Fund increase. For the year ended April 30, 2017, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of

24	Wells Fargo Asset Allocation Fund	Notes to financial statements

expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through August 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses (excluding acquired fund fees and expenses and the expenses of Asset Allocation Trust) at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.64% for Administrator Class shares, and 0.44% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended April 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $6,021 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in other income on the Statement of Operations. In addition, Funds Management was also reimbursed $6,879 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended April 30, 2017, Funds Distributor received $63,299 from the sale of Class A shares and $62 and $2,782 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended April 30, 2017, the Fund made aggregate purchases and sales of $3,650,879 and $1,074,512,640 respectively, in its investment into Asset Allocation Trust.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended April 30, 2017, there were no borrowing by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 were as follows:

	Year ended April 30
	2017	2016
Ordinary income	$47,833,680	$125,818,234
Long-term capital gain	0	68,945,053

Notes to financial statements	Wells Fargo Asset Allocation Fund	25

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred
$1,200,889,844	$(10,718,374)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

26	Wells Fargo Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2013 to April 30, 2014, and each of the years in the two-year period ended September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Asset Allocation Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 23, 2017

Other information (unaudited)	Wells Fargo Asset Allocation Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 28.24% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $53,731,347 of income dividends paid during the fiscal year ended April 30, 2017 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended April 30, 2017. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$5,926,647	$0.0232	50.34%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Asset Allocation Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

30	Asset Allocation Trust	Portfolio of investments—April 30, 2017

Security name			Shares	Value

Investment Companies: 99.77%
GMO Alpha Only Fund Class IV (l)			4,819,350	$103,423,255
GMO Asset Allocation Bond Fund Class VI (l)†			27,493,735	614,210,035
GMO Core Plus Bond Fund Class IV (l)			7,966,036	170,234,196
GMO Emerging Country Debt Fund Class IV (l)			4,665,358	138,981,030
GMO Emerging Markets Fund Class VI (l)			16,710,984	520,380,034
GMO International Equity Fund Class IV (l)			34,044,547	728,553,312
GMO Opportunistic Income Fund Class VI (l)			3,946,238	102,799,497
GMO Quality Equity Fund Class VI (l)			12,585,683	288,463,862
GMO Risk Premium Fund Class VI (l)			2,812,507	87,693,970
GMO SGM Major Markets Fund Class IV (l)			3,146,550	102,892,185
GMO U.S. Equity Allocation Fund Class VI (l)			18,908,640	285,142,298
GMO U.S. Treasury Fund Class IV (l)			11,763,164	293,961,474

Total Investment Companies (Cost $3,211,650,291)				3,436,735,148

	Interest rate	Maturity date	Principal
Short-Term Investments: 0.19%

Time Deposit: 0.19%
State Street Bank Euro Dollar	0.09%	5-1-2017	$6,625,226	6,625,226

Total Short-Term Investments (Cost $6,625,226)				6,625,226

Total investments in securities (Cost $3,218,275,517) *	99.96%	3,443,360,374
Other assets and liabilities, net	0.04	1,374,684

Total net assets	100.00%	$3,444,735,058

(l)	The issuer of the security is an affiliated person of the Trust as defined in the Investment Company Act of 1940.

†	Non-income-earning security

*	Cost for federal income tax purposes is $3,267,098,796 and unrealized gains (losses) consists of:

Gross unrealized gains	$300,187,247
Gross unrealized losses	(123,925,669)

Net unrealized gains	$176,261,578

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2017	Asset Allocation Trust	31

Assets
Investments
In affiliated investment companies, at value (cost $3,211,650,291)	$3,436,735,148
In unaffiliated securities, at value (cost $6,625,226)	6,625,226

Total investments, at value (cost $3,218,275,517)	3,443,360,374
Receivable for investments sold	3,769,088
Receivable for dividends and interest	160,506
Receivable from administrator	4,678
Prepaid expenses and other assets	819

Total assets	3,447,295,465

Liabilities
Payable for investments purchased	160,456
Payable for Fund shares redeemed	2,399,951

Total liabilities	2,560,407

Total net assets	$3,444,735,058

NET ASSETS CONSIST OF
Paid-in capital	$3,396,000,359
Accumulated net realized losses on investments	(176,350,158)
Net unrealized gains on investments	225,084,857

Total net assets	$3,444,735,058

COMPUTATION OF NET ASSET VALUE
Net assets	$3,444,735,058
Shares outstanding[1]	208,884,063
Net asset value per share	$16.49

[1]	The Trust has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

32	Asset Allocation Trust	Statement of operations—year ended April 30, 2017

Investment income
Dividends from affiliated investment companies	$84,559,770
Interest	1,971

Total investment income	84,561,741

Expenses
Custody and accounting fees	11,017
Professional fees	42,197
Shareholder report expenses	37
Other fees and expenses	373

Total expenses	53,624
Less: Fee waivers and/or expense reimbursements	(53,624)

Net expenses	0

Net investment income	84,561,741

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Sale of affiliated investment companies	(97,594,564)
Capital gain distributions from affiliated investment companies	45,724,624

Net realized losses on investments	(51,869,940)
Net change in unrealized gains (losses) on investments	309,311,011

Net realized and unrealized gains (losses) on investments	257,441,071

Net increase in net assets resulting from operations	$342,002,812

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Asset Allocation Trust	33

	Year ended April 30, 2017		Year ended April 30, 2016

Operations
Net investment income		$84,561,741		$177,179,810
Net realized losses on investments		(51,869,940)		(35,428,520)
Net change in unrealized gains (losses) on investments		309,311,011		(451,524,050)

Net increase (decrease) in net assets resulting from operations		342,002,812		(309,772,760)

Capital share transactions	Shares		Shares
Contributions	237,079	3,650,879	1,681,911	24,923,813
Withdrawals	(69,180,703)	(1,074,512,640)	(89,492,154)	(1,325,036,804)

Net decrease in net assets resulting from capital share transactions		(1,070,861,761)		(1,300,112,991)

Total decrease in net assets		(728,858,949)		(1,609,885,751)

Net assets
Beginning of period		4,173,594,007		5,783,479,758

End of period		$3,444,735,058		$4,173,594,007

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30				Year ended September 30
	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$15.02	$15.82	$15.60	$14.52	$13.19	$11.64
Net investment income	0.40	0.64	0.49	0.19	0.49	0.42
Net realized and unrealized gains (losses) on investments	1.07	(1.44)	(0.27)	0.89	0.84	1.13

Total from investment operations	1.47	(0.80)	0.22	1.08	1.33	1.55
Net asset value, end of period	$16.49	$15.02	$15.82	$15.60	$14.52	$13.19
Total return[2]	9.79%	(5.06)%	1.41%	7.44%	10.08%	13.32%
Ratios to average net assets (annualized)
Gross expenses[3]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[3]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income[3]	2.25%	3.60%	2.90%	2.12%	3.23%	3.10%
Supplemental data
Portfolio turnover rate	19%	24%	42%	40%	36%	31%
Net assets, end of period (000s omitted)	$3,444,735	$4,173,594	$5,783,480	$6,631,831	$6,694,019	$7,174,474

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Returns for periods of less than one year are not annualized.

[3]	Excludes expenses incurred indirectly through investment in underlying funds.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Asset Allocation Trust	35

1. ORGANIZATION

Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to the Wells Fargo Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

The Trust operates as a “fund-of-funds” which primarily invests in shares of open-end mutual funds (“underlying funds”) managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Trust may deviate from this calculation time under unusual or unexpected circumstances.

Investments in each class of the underlying funds are valued at the net asset value per share as reported by the underlying funds. Some of the classes of the underlying funds are not publicly available.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Trust. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Capital gain distributions from the underlying funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

36	Asset Allocation Trust	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Trust’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Trust’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends deemed paid and dividends from certain securities. At April 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$88,720,742	$(84,561,741)	$(4,159,001)

As of April 30, 2017, the Fund had capital loss carryforwards which consist of $41,394,213 in short-term capital losses and $86,132,666 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Asset Allocation Trust	37

The following is a summary of the inputs used in valuing the Trust’s assets and liabilities as of April 30, 2017:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$3,436,735,148	$0	$0	$3,436,735,148

Short-term investments
Time deposit	0	6,625,226	0	6,625,226
Total assets	$3,436,735,148	$6,625,226	$0	$3,443,360,374

The Trust recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2017, the Trust did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

GMO, a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment, and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended April 30, 2017, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $53,624.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2017 were $727,806,077 and $1,665,983,050, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Trust or which the Trust has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Trust at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold		Shares, end of period	Value, end of period	Dividends from affiliates	Capital gain distributions from affiliates
GMO Alpha Only Fund Class IV	5,670,608	160,680	1,011,938		4,819,350	$103,423,255	$3,375,559	$0
GMO Asset Allocation Bond Fund Class VI	37,674,764	0	10,181,029		27,493,735	614,210,035	0	0
GMO Core Plus Bond Fund Class IV	0	8,148,784	182,748		7,966,036	170,234,196	0	0
GMO Emerging Country Debt Fund Class IV	20,853,185	613,456	16,801,283	*	4,665,358	138,981,030	11,381,058	0
GMO Emerging Markets Fund Class VI	63,069,368	2,516,995	48,875,379	**	16,710,984	520,380,034	11,094,258	0
GMO International Equity Fund Class IV	48,044,225	1,721,510	15,721,188		34,044,547	728,553,312	33,566,378	0
GMO Opportunistic Income Fund Class VI	7,986,950	176,142	4,216,854		3,946,238	102,799,497	4,441,726	0
GMO Quality Equity Fund Class VI	0	16,053,625	3,467,942		12,585,683	288,463,862	5,229,946	4,344,799
GMO Risk Premium Fund Class VI	11,697,575	226,858	9,111,926	***	2,812,507	87,693,970	0	6,493,205
GMO SGM Major Markets Fund Class IV	3,720,323	237,340	811,113		3,146,550	102,892,185	3,739,271	3,903,913
GMO U.S. Equity Allocation Fund Class VI	47,013,971	2,799,175	30,904,506		18,908,640	285,142,298	9,978,329	30,804,903
GMO U.S. Treasury Fund Class IV	14,953,574	1,647,948	4,838,358		11,763,164	293,961,474	1,753,245	177,804
							$84,559,770	$45,724,624

*	Amount includes 12,350,619 shares relating to a reverse stock split that took place on July 15, 2016.

**	Amount includes 39,556,131 shares relating to a reverse stock split that took place on July 15, 2016.

***	Amount includes 7,257,710 shares relating to a reverse stock split that took place on July 15, 2016.

38	Asset Allocation Trust	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended April 30, 2017 and year ended April 30, 2016, the Trust paid $88,720,742 and $182,344,134, respectively, of deemed dividends to Wells Fargo Asset Allocation Fund through redemptions of shares.

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$176,261,578	$(127,526,879)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Asset Allocation Trust	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF ASSET ALLOCATION TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Trust (the “Trust”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2013 to April 30, 2014, and each of the years in the two-year period ended September 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 23, 2017

40	Asset Allocation Trust	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 17.10% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $60,263,698 of income dividends paid during the fiscal year ended April 30, 2017 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended April 30, 2017. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$5,926,647	$0.0284	50.34%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Trust are publicly available monthly on the Trust’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Trust is publicly available on the Trust’s website on a monthly, seven-day or more delayed basis. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Asset Allocation Trust	41

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of Asset Allocation Trust. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Wells Fargo family of funds consisting of 138 funds,
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Wells Fargo family of funds consisting of 138 funds,
Peter G. Gordon** (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Wells Fargo family of funds consisting of 138 funds,
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	Wells Fargo family of funds consisting of 138 funds,
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Wells Fargo family of funds consisting of 138 funds,
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Wells Fargo family of funds consisting of 138 funds,

42	Asset Allocation Trust	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Wells Fargo family of funds consisting of 138 funds,
Timothy J. Penny (Born 1951)	Trustee, since 2010; Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Wells Fargo family of funds consisting of 138 funds,
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Wells Fargo family of funds consisting of 138 funds,

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

List of abbreviations	Wells Fargo Asset Allocation Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303208 06-17 A224/AR224 04-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Asset Allocation Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Asset Allocation Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2017	Fiscal year ended April 30, 2016
Audit fees	$38,770	$38,440
Audit-related fees	—	—
Tax fees (1)	6,855	5,690
All other fees	—	—

	$45,625	$44,130

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Asset Allocation Trust; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Asset Allocation Trust by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Asset Allocation Trust’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of Asset Allocation Trust) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Asset Allocation Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Asset Allocation Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By:

/s/ Andrew Owen
Andrew Owen
President

Date: June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Asset Allocation Trust

By:

/s/ Andrew Owen
Andrew Owen
President

Date: June 23, 2017

By:

/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 23, 2017